EXHIBIT 10.1

FIRST AMENDMENT

TO THE

FAIRPORT SAVINGS BANK
SUPPLEMENTAL EXECUTIVE RETIREMENT
AGREEMENT
DATED JULY 30, 2010
FOR
KEVIN MARONEY

THIS FIRST AMENDMENT is entered into this 7th day of October, 2011, by and between FAIRPORT SAVINGS BANK (the “Bank”), a savings association located in Fairport, New York, and KEVIN MARONEY (the “Executive”).

WHEREAS, the Bank and the Executive executed the Supplemental Executive Retirement Agreement on July 30, 2010 (the “Agreement”);

WHEREAS, Article 8.1 of the Agreement provides that the Agreement may be amended upon mutual consent of the parties thereto; and

WHEREAS, the parties now desire to amend the Agreement for the purpose of increasing the Normal Retirement Benefit from Thirty Thousand Dollars ($30,000) to Forty Thousand Dollars ($40,000);

NOW, THEREFORE, it is agreed by and between the Bank and the Executive as follows:
Article 2.1.1 of the Agreement shall be amended and replaced as follows:

2.1.1  Amount of Benefit. The annual benefit under this Section 2.1 is Forty Thousand Dollars ($40,000).

IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date indicated above.

EXECUTIVE:	BANK:
FAIRPORT SAVINGS BANK

/s/ Kevin Maroney	/s/ Dana C. Gavenda
Kevin Maroney	By: Dana C. Gavenda
Title: President and CEO